4


NY:  482619-6
NY:  482619-6

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    Form 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  July 7, 2005
                                  ------------
               (Date of Report - Date of earliest event reported)




                               THE GSI GROUP, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                            333-43089          37-0856587
                            ---------          ----------
         (Commission File Number)          (IRS Employer Identification No.)



                             1004 E. ILLINOIS STREET
                       ASSUMPTION, ILLINOIS          62510
                       --------------------          -----
          (Address of Principal Executive Offices)          (Zip Code)



                                (217)   226-4421
                                ----------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) On June 30, 2005, and with immediate effect, Russell C. Mello's employment with the Company as its Chief Financial Officer, Secretary and Treasurer terminated.

(b) On July 5, 2005, the Company appointed Randall N. Paulfus, age 59, as interim Chief Financial Officer of the Company on an at-will basis until a permanent chief financial officer is appointed. Mr. Paulfus will be compensated on a monthly basis during the term of his employment, and will also remain a partner of Tatum CFO Partners, LLP ("Tatum"). The Company has agreed to compensate Tatum for the retention of Mr. Paulfus' services for the duration of his employment by the Company.

     From November 2003 to June 2005, Mr. Paulfus served as Chief Financial Officer for Ener1, Inc., a battery research and development company. Prior to joining Ener1, Inc., Mr. Paulfus served as Chief Restructuring Officer for Nitram, Inc., a fertilizer manufacturer. Previously, Mr. Paulfus had held chief financial officer positions with Aviation Systems, Inc., an airplane parts provider, and Mosler Inc., a security systems company. Mr. Paulfus joined Tatum in 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          THE  GSI  GROUP,  INC.


     By:     /s/  William  J.  Branch
             ------------------------
          Name:  William  J.  Branch
          Title:  Chief  Executive  Officer

Date:  July  7,  2005